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                         CLASS A AND CLASS B SHARES OF:

                             AIM AMERICA VALUE FUND
                            AIM SMALL CAP EQUITY FUND
                             AIM MID CAP GROWTH FUND
                           AIM NEW PACIFIC GROWTH FUND
                             AIM EUROPE GROWTH FUND

          Supplement dated August 18, 1998 to Prospectus dated June 1,
                1998, supplanting supplement dated June 23, 1998

On September 8, 1998, the following name changes will take effect:

        Old Name                            New Name

        AIM America Value Fund              AIM Basic Value Fund

        AIM Small Cap Equity Fund           AIM Small Cap Growth Fund

        AIM Mid Cap Growth Fund             AIM Mid Cap Equity Fund

Also effective September 8, 1998, INVESCO (NY), Inc. will resign as (i) sub-advisor and sub-administrator to the Value Portfolio, the Small Cap Portfolio (together, the "Portfolios") and AIM Mid Cap Growth Fund (the "Mid Cap Fund"); and (ii) sub-administrator to AIM America Value Fund and AIM Small Cap Equity Fund. A I M Advisors, Inc. ("AIM") will continue to serve as the manager and administrator for the foregoing funds and portfolios. Commencing on September 8, 1998, the following individuals will be responsible for the day-to-day management of the Value Portfolio, the Small Cap Portfolio and AIM Mid Cap Growth Fund:

Value Portfolio

Bret W. Stanley is Vice President of A I M Capital Management, Inc. ("AIM Capital"), a wholly owned subsidiary of AIM. Mr. Stanley has been associated with AIM and/or its subsidiaries since 1998 and has been an investment professional since 1988. From 1994 to 1998, he was Vice President and portfolio manager with Van Kampen American Capital Asset Management, Inc. From 1991 to 1994, he was Vice President, Securities Analyst and portfolio manager with Gulf Investment Management, Inc.

Evan G. Harrel is Vice President of AIM Capital. Mr. Harrel has been associated with AIM and/or its subsidiaries since 1998 and has been an investment professional since 1983. From 1994 to 1998, Mr. Harrel was Vice President of Van Kampen American Capital Asset Management, Inc. and a portfolio manager of various growth and equity funds. From 1987 to 1994, Mr. Harrel was Vice President and Principal of Fayez Sarofim & Co.

Small Cap Portfolio

Robert M. Kippes is Vice President of AIM Capital. He has been associated with AIM and/or its subsidiaries since he began working as an investment professional in 1989.


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Paul J. Rasplicka is Vice President of AIM Capital. He has been associated with
AIM and/or its subsidiaries since 1998 and has been an investment professional since 1982. From 1994 to 1998, Mr. Rasplicka was Vice President and portfolio manager for INVESCO Trust Company, an affiliate of AIM. He was also Vice President of Chase Investment Counsel from 1992 to 1994.

Mid Cap Fund

Joel E. Dobberpuhl is Vice President of AIM Capital. He has been associated with AIM and/or its subsidiaries since 1990 and has been an investment professional since 1989.

Mr. Rasplicka's background is discussed above with respect to the management of the Small Cap Portfolio.

Effective September 8, 1998, the second paragraph under the heading "Investment Objectives and Policies--Selection of Investments and Asset Allocation" of the Prospectus will be deleted and replaced in its entirety with the following:

        "In selecting securities for the Small Cap Portfolio, AIM invests in a diversified portfolio of equity securities that are considered by AIM to have strong earnings momentum or demonstrate other potential for capital appreciation. Any income realized by the Small Cap Portfolio will be incidental and will not be an important criterion in the selection of portfolio securities. The Small Cap Portfolio will utilize to the extent practicable a fully-managed investment policy providing for the selection of securities which meet certain quantitative standards determined by AIM. AIM reviews carefully the earnings history and prospects for growth of each company considered for investment by the Small Cap Portfolio. It is expected that the Small Cap Portfolio, when fully invested, will generally be comprised of companies that AIM believes are currently experiencing a greater than anticipated increase in earnings.

        In selecting securities for the Mid Cap Fund, AIM invests in equity securities judged by AIM to be undervalued relative to its appraisal of the current or projected earnings of the companies issuing the securities, or relative to current market values of assets owned by the companies issuing the securities or relative to the equity market generally. The primary emphasis of AIM's search for undervalued equity securities is in four categories: (1) out-of-favor cyclical growth companies; (2) established growth companies that are undervalued compared to historical relative valuation parameters; (3) companies where there is early but tangible evidence of improving prospects which are not yet reflected in the price of the company's equity securities; and (4) companies whose equity securities are selling at prices that do not reflect the current market value of their assets and where there is reason to expect realization of this potential in the form of increased equity values."

Also effective September 8, 1998, the definition of the term "U.S. mid cap companies," as used in the Prospectus, will be changed to the following:
"companies domiciled in the United States that, at the time of purchase, are within the range of market capitalizations of companies that are included in the Russell Mid Cap Index." Similarly, the definition of the term "U.S. small cap companies," as used in the Prospectus, will be changed to the following:
"companies domiciled in the United States that, at the time of purchase, have a market capitalization less than that of the largest company in the Russell 2000 Index."


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The following revises and supersedes, as applicable, the discussion under
"Management" on pages 49-50 with respect to AIM New Pacific Growth Fund (the "Pacific Fund") and AIM Europe Growth Fund (the "Europe Fund"):

Effective June 1, 1998, Anna Tong and Sammy Lau were named the Portfolio Managers for the Pacific Fund. Ms. Tong has been a Portfolio Manager for INVESCO (NY), Inc. since June 1998 and a Managing Director and Chief Investment Officer for INVESCO Asia Ltd. (Hong Kong) ("INVESCO Asia") since April 1997. Ms. Tong has also served as Managing Director for INVESCO International (FE) Ltd. (Hong Kong) and as a Director of INVESCO Investment Management (HK) Ltd. (Hong Kong) since March 1985. Mr. Lau has been a Portfolio Manager for INVESCO
(NY), Inc. since June 1998 and a Director of INVESCO Asia since January 1996. Prior thereto, Mr. Lau served as an Associate Director of INVESCO Asia from December 1994 to January 1996, an Associate at J.P. Morgan (Hong Kong) from November 1993 to November 1994, and an Investment Manager for Baring International Asset Admin Ltd. (Hong Kong) from June 1990 to October 1993.

Effective June 15, 1998, Nicholas J. Ford is the sole Portfolio Manager for the Europe Fund. Mr. Ford has been a Portfolio Manager for INVESCO (NY), Inc. since February 1998 and Portfolio Manager for INVESCO GT Asset Management PLC (London) ("GT London") since 1996. From 1994 to 1996, Mr. Ford was Director of Equities for Lehman Brothers Global Asset Management PLC (London). Prior thereto, he was a Portfolio Manager and Head of European Equities for Hill Samuel Investment Management PLC (London) from 1990 to 1994.

INVESCO Asia, INVESCO International (FE) Ltd., INVESCO Investment Management
(HK) Ltd.  and GT London are affiliates of INVESCO (NY), Inc.


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